As filed with the Securities and Exchange
Commission on January 9, 2018
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Northwest Biotherapeutics, Inc.
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NORTHWEST BIOTHERAPEUTICS, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 21, 2018
Dear Stockholder:
You are hereby cordially invited to attend the 2017 Annual Meeting of Stockholders of Northwest Biotherapeutics, Inc., (the “Company”) which will be held on January 21, 2018 at 1:30 p.m. (local time) at the offices of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, DC 20036, and any adjournments or postponements of the Annual Meeting.
We are holding the Annual Meeting for the following purposes:
1.
To elect one member to our Board of Directors to serve as Class II director for a term of three years;

2.
To hold an advisory vote on executive compensation;

3.
To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017; and

4.
To act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the attached proxy statement, which is made a part of this notice. At this point, we are not aware of any other business to be transacted at this Annual Meeting.
Only stockholders of record on our books at the close of business on January 9, 2018 will be entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. For 10 days prior to the Annual Meeting, a list of stockholders entitled to vote will be available for inspection at our principal executive offices located at 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814. This list also will be available for inspection at the Annual Meeting. If you would like to view the stockholder list, please call our executive offices at (240) 497-9024 to schedule an appointment.
A copy of our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2016 which contains our consolidated financial statements for the fiscal year ended December 31, 2016, and other information of interest to stockholders, accompanies this notice and the attached proxy statement. This notice, the attached proxy statement and our 2016 Annual Report on Form 10-K for the fiscal year ended December 31, 2016 is also available, free of charge, in PDF and HTML format at http://www.edocumentview.com/NWBO and will remain posted on this website at least until the conclusion of the meeting.
If you have any questions or need assistance voting your shares, please contact our proxy solicitation agent, Okapi Partners LLC:
Stockholders Call Toll-Free (877) 566-1922
Or via Email at info@okapipartners.com
Monday through Friday, 9:00 AM – 6:00 PM New York City Time
By Order of the Board of Directors,
/s/ Linda F. Powers

Chairperson of the Board of Directors
January 9, 2018
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

i

NORTHWEST BIOTHERAPEUTICS, INC.
4800 Montgomery Lane
Suite 800
Bethesda, Maryland 20814
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JANUARY 21, 2018
This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Northwest Biotherapeutics, Inc. (“we,” “us,” “our” or the “Company”), for use at the 2017 Annual Meeting of Stockholders to be held on January 21, 2018 at 1:30 p.m. (local time) at the law firm of Gibson, Dunn & Crutcher LLP, 1050 Connecticut Avenue NW, Washington, DC 20036, and any adjournments or postponements of the Annual Meeting. The Board of Directors, or the Board, is soliciting proxies for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.
Record Date and Share Ownership
Only stockholders of record on our books at the close of business on January 9, 2018 will be entitled to vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As of the close of business on January 9, 2018, we had 329,711,560 shares of common stock outstanding, 9,825,883 shares of Series A Preferred Stock outstanding (the “Series A Preferred”) and 5,581,944 shares of Series B Preferred Stock outstanding (the “Series B Preferred”, and with the Series A Preferred, the “preferred stock”). Each share of common stock entitles the record holder to one vote on each matter to be voted upon at the Annual Meeting. Each share of preferred stock entitles the record holder to ten votes on each matter to be voted upon at the Annual Meeting. Copies of the Notice of Annual Meeting of Stockholders, this proxy statement, the enclosed proxy card and our Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2016, will be mailed to stockholders of record on or about January 10, 2018. Exhibits to the Annual Report will be provided to any stockholder at no charge upon written or oral request to our corporate secretary at the address set forth under “Communication with the Board of Directors” below.
Voting in Person
If you plan to attend the Annual Meeting and vote in person, we will provide a ballot to you when you arrive. However, if you hold your shares in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee indicating that you were the beneficial owner of the shares on January 9, 2018, the record date for voting. If you plan to vote in person at the meeting, please bring valid identification. Even if you currently plan to attend the meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting.
Voting by Proxy
Shares represented by a properly executed proxy in the form that accompanies this proxy statement will be voted at the Annual Meeting and, if you provide instructions on the proxy, will be voted in accordance with those instructions. If you hold shares in your own name, you may vote by proxy by telephone using the toll-free number listed on the enclosed proxy card or by marking, dating, signing and mailing the enclosed proxy card in the prepaid envelope provided. If you vote by telephone, please do not also mail the enclosed proxy card. If you do not provide instructions as to how your shares should be voted, your shares will be voted according to the recommendations of our Board as follows:
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FOR the election of Jerry Jasinowski, as Class II Director;

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FOR, on an advisory basis, the Company’s executive compensation; and

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FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

If other matters come before the Annual Meeting, the persons named as proxy will vote on such matters in accordance with his or her best judgment. We have not received any notice of other matters that may properly be presented at the Annual Meeting. We bear the expense of soliciting proxies. Our directors, officers or employees may also solicit proxies personally or by telephone, email, facsimile or other means of communication. We do not intend to pay additional compensation for doing so. We might reimburse banks, brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of our common stock, for their expenses in forwarding soliciting materials to those beneficial owners.
Revoking a Proxy
You may revoke your proxy at any time prior to the start of the Annual Meeting by delivering written instructions to our corporate secretary at the address set forth under “Communication with the Board of Directors” below. Attendance at the Annual Meeting will not itself be deemed to revoke your proxy unless you give notice at the Annual Meeting that you intend to revoke your proxy and vote in person. If you are a beneficial owner of shares held in “street name,” you may submit new voting instructions by contacting your broker, bank or other nominee.
Quorum Required
A quorum of stockholders is necessary to hold a valid meeting. A majority of shares entitled to vote generally in the election of directors at the Annual Meeting present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. Shares which abstain from voting on a particular matter and “broker non-votes,” or shares held in “street name” by brokers, banks or other nominees who indicate on their proxies that they do not have discretionary authority to vote such shares on a particular matter, are counted for purposes of determining whether a quorum exists.
Votes Required
Each holder of common stock is entitled to one vote for each share of common stock held on all matters to be voted on at the Annual Meeting. Each holder of preferred stock is entitled to ten votes for each share of preferred stock held on all matters to be voted on at the Annual Meeting. As of January 9, 2018, there were 329,711,560 shares of our common stock and 15,407,827 shares of our preferred stock outstanding and entitled to vote at the Meeting. With respect to “routine” matters, such as the ratification of the selection of our independent registered public accounting firm, a bank, brokerage firm, or other nominee has the authority (but is not required), to vote its clients’ shares if the clients do not provide instructions. When a bank, brokerage firm, or other nominee votes its clients’ shares on routine matters without receiving voting instructions, these shares are counted both for establishing a quorum to conduct business at the meeting and in determining the number of shares voted “for,” “against” or “abstaining” with respect to such routine matters.
With respect to “non-routine” matters, such as the election of directors, a bank, brokerage firm, or other nominee is not permitted to vote its clients’ shares if the clients do not provide instructions. The bank, brokerage firm, or other nominee will so note on the voting instruction form and this constitutes a “broker non-vote.” “Broker non-votes” will be counted for purposes of establishing a quorum to conduct business at the Annual Meeting, but not for determining the number of shares voted “for,” “against,” “abstaining” or “withheld from” with respect to such non-routine matters.
Proxy Solicitation
The Company retained the services of Okapi Partners LLC to solicit the proxies of certain stockholders for the Annual Meeting. The cost of such services is estimated to be $9,000.00, plus reimbursement of reasonable out-of-pocket expenses. In addition, certain of the Company’s officers and employees (who will receive no extra compensation for their services) may solicit proxies.
Householding
Stockholders of record who reside at the same address will receive a single copy of our Annual Report, Proxy Statement and Notice of Annual Meeting. Each stockholder in the household, however, will receive a separate proxy card. This process, known as “householding,” reduces the volume of duplicate information received at your household and helps to reduce our expenses. If you would like to receive a separate copy of any of these materials, please call or write us at the address set forth under “Communication with the Board of Directors” below, and we will promptly deliver the requested materials to you.
If you receive multiple copies of our Annual Report, Proxy Statement and Notice of Annual Meeting and wish to receive a single copy in the future, please contact us at the address set forth under “Communication with the Board of Directors” below. If you hold your shares in street name, you should contact your broker or nominee regarding combining mailings.

PROPOSAL NO. 1 — ELECTION OF DIRECTOR
Directors and Nominee for Director
We have a classified Board of Directors currently consisting of two Class I directors (Dr. Alton L. Boynton and Ambassador J. Cofer Black), one Class II director (Jerry Jasinowski), two Class III directors (Linda F. Powers and Dr. Navid Malik). Mr. Jasinowski was appointed in December 2014 as a Class II Director to serve for the approximately three-year term.
At each annual meeting of stockholders, the applicable Class directors are elected to succeed those whose terms are expiring. This year, one Class II director will be presented to the stockholders for election to a three-year term that expires at the 2020 Annual Meeting. The Class III directors have a term that expires at the 2018 Annual Meeting and the Class I directors have a term that expires at the 2019 Annual Meeting.
The persons named in the enclosed proxy will vote to elect Mr. Jasinowski as Class II director unless your proxy is marked otherwise. Mr. Jasinowski has indicated his willingness to serve, if elected. If Mr. Jasinowski should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. We have no reason to believe that Mr. Jasinowski will be unable to serve if elected.
Set forth below is the name and age of each member of our Board (including Mr. Jerry Jasinowski, the nominee for election as Class II director), and the positions and offices held by him, his principal occupation and business experience during at least the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a member of our Board.
Vote Required
Directors are elected by a plurality of the votes cast at the Annual Meeting. This means that the Class II nominee receiving the highest number of votes cast will be elected.
Voting by the Proxies
The proxies will vote your common stock in accordance with your instructions. If you are a stockholder of record, and you return a signed and dated proxy card, unless you mark your proxy card to withhold authority to vote, your common stock will be voted for the election of the nominee named in this proxy statement.
If you are a beneficial owner of shares held in street name and you do not provide your broker with voting instructions, under the SRO rules governing brokers, your broker may not vote your shares on the election of directors.
Recommendation
We recommend that you vote FOR Mr. Jerry Jasinowski as Class II director.
Family Relationships
There are no family relationships between any of our directors or executive officers.

Directors
Information with respect to the number of shares of common stock beneficially owned by each director, directly or indirectly, as of January 9, 2018 appears below under the heading “Security Ownership of Certain Beneficial Owners and Management.”
Name	Age	Position
Linda F. Powers	62	Class III Director, Chairperson, President and Chief Executive Officer
Dr. Alton L. Boynton	73	Class I Director, Chief Scientific Officer
J. Cofer Black	67	Class I Director
Dr. Navid Malik	48	Class III Director
Jerry Jasinowski	78	Class II Director
Director Biographies
Linda F. Powers. Ms. Powers has served as the Chairperson of our Board of Directors since her appointment on May 17, 2007 and Chief Executive Officer and President since June 8, 2011. Ms. Powers served as a managing director of Toucan Capital Fund II from 2001 to 2010, and Toucan Capital Fund III thereafter. She also has over 15 years’ experience in corporate finance and restructurings, mergers and acquisitions, joint ventures and intellectual property licensing. Ms. Powers is or was previously a Board member of M2GEN (an affiliate of Moffitt Cancer Center), the Chinese Biopharmaceutical Association, and the Rosalind Franklin Society. She was the Chair of the Maryland Stem Cell Research Commission for the first two years of the state’s stem cell funding program, and has served an additional eight years on the Commission. Ms. Powers served for several years on a Steering Committee of the National Academy of Sciences, evaluating government research funding, and has been appointed to three Governors’ commissions created to determine how to build the respective states’ biotech and other high-tech industries. For more than six years, Ms. Powers taught an annual internal course at the National Institutes of Health for the bench scientists and technology transfer personnel on the development and commercialization of medical products. Ms. Powers serves on the boards of several private biotechnology companies. Ms. Powers holds a B.A. from Princeton University, where she graduated magna cum laude and Phi Beta Kappa. She also earned a J.D., magna cum laude, from Harvard Law School. We believe Ms. Powers’ background and experience make her well qualified to serve as a Director.
Alton L. Boynton, Ph.D. Dr. Boynton co-founded our Company, has served as our Chief Scientific Officer and a Director since our inception in 1998, was appointed our Chief Operating Officer in August 2001, was appointed President in May 2003, and served as Chief Executive Officer from June 2007 to June 2011. Prior to founding our Company, Dr. Boynton headed the Molecular Oncology research lab at the Pacific Northwest Research Foundation (the original foundation of Bill Hutchinson, from which the Fred Hutchinson Cancer Center was spun off). Dr. Boynton also served as Director of the Department of Molecular Medicine of Northwest Hospital from 1995 to 2003 where he coordinated the establishment of a program centered on carcinogenesis. Prior to joining Northwest Hospital, Dr. Boynton was Associate Director of the Cancer Research Center of Hawaii, The University of Hawaii, where he also held the positions of Director of Molecular Oncology of the Cancer Research Center and Professor of Genetics and Molecular Biology. Dr. Boynton received his Ph.D. in Radiation Biology from the University of Iowa in 1972. We believe Dr. Boynton’s background and experience make him well qualified to serve as a Director.
Jerry Jasinowski. Mr. Jasinowski was appointed to the Board of Directors in April 2012. Mr. Jasinowski retired in 2007. Mr. Jasinowski currently serves on the boards of directors of Procurian and the Washington Tennis and Education Foundation and has held directorships in several other companies since 1990. From 2004 through 2007, Mr. Jasinowski served as the President of the Manufacturing Institute, an organization dedicated to improving and expanding manufacturing in the United States, of which he was a founder. Mr. Jasinowski was also the President and CEO of the National Association of Manufacturers, a trade association with 13,000 corporate members from 1990 to 2004. Mr. Jasinowski holds an A.B. in Economics from Indiana University and an M.A. in Economics from Columbia University. We believe that Mr. Jasinowski’s extensive experience across a wide range of manufacturing, technology, and financial firms, including Fortune 1000 and Fortune 500 companies, make him well qualified to serve as a Director.

Dr. Navid Malik. Dr. Malik was appointed to the Board of Directors in April 2012. Dr. Malik was previously the Head of Life Sciences Research at Cenkos Securities Plc. in the U.K., an institutional stockbroking securities firm. From September 2011 through January 2012, Dr. Malik was the Head of Life Sciences Research at Sanlam (Merchant Securities), a global financial services firm. Dr. Malik was Partner and Head of Life Sciences at Matrix Investment Banking Division, Matrix Group, a financial services firm in London, from December 2008 through September 2011. Dr. Malik was a Senior Pharmaceuticals and Biotechnology Analyst at Wimmer Financial LLP from September 2008 through December 2008, and was the Senior Life Sciences Analyst at Collins Stewart Plc from January 2005 through September 2008. In 2011, Dr. Malik was awarded two StarMine Awards (awarded each year by Thomson Reuters and the Financial Times): Number One Stock Picker in the European Pharmaceutical Sector, and Number Two Stock Picker in the U.K. and Ireland Healthcare Sector. Dr. Malik holds a Ph.D. in Drug Delivery within Pharmaceutical Sciences, as well as degrees in Biomedical Sciences Research (M.Sc.) and Biochemistry and Physiology (B.Sc., joint honors). Dr. Malik also holds an MBA in finance from the City University Business School, London. We believe that Dr. Malik’s extensive experience in the life sciences fields and investment banking sector make him well qualified to serve as a Director.
J. Cofer Black. Ambassador Black was appointed to the Board of Directors in January 2016. Ambassador Black is an internationally renowned U.S. government leader and expert in cybersecurity, counterterrorism and national security. Since 2009, he has served as Vice President for Global Operations at Blackbird Raytheon Technologies, a division of Raytheon Company, a NYSE-listed security company. From 2004 until 2008, he provided strategic guidance and business development as Vice Chairman of Blackwater Worldwide and as Chairman of Total Intelligence Solutions. During 2002–2005, he was appointed by the President of the United States to serve as the Ambassador, Coordinator for Counterterrorism, reporting directly to the Secretary of State for developing, coordinating and implementing American counterterrorism policy. Prior to his role as Ambassador, he served a 28-year career in the Central Intelligence Agency, reaching Senior Intelligence Service (SIS-4) level as Director, Counterterrorist Center (D/CTC), where he managed 1,300 professional personnel and an annual operational budget of more than one billion dollars. Ambassador Black is experienced representing the United States at the Head of State level, managing media as a diplomatic spokesperson and in public speaking as keynote speaker both as a senior U.S. Government official and business leader. Ambassador Black has received numerous awards and recognitions throughout his career, including the Distinguished Intelligence Medal (the CIA’s highest award for achievement). Ambassador Black received a B.A. in International Affairs from the University of Southern California in 1973 and an M.A. in International Affairs from the University of Southern California in 1974. We believe Ambassador Black’s background and experience make him well qualified to serve as a Director.

PROPOSAL NO. 2 — ADVISORY VOTE ON EXECUTIVE COMPENSATION
As required under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or Dodd-Frank Act, the Board of Directors is submitting a “say on pay” proposal for stockholder consideration. While the vote on executive compensation is nonbinding and solely advisory in nature, the Board and the Compensation Committee value the opinion of our stockholders and will review and consider the voting results.
Our executive officers are compensated based on performance, and in a manner consistent with our strategy, competitive practice, sound corporate governance principles, and Company and stockholder interests. We believe our compensation program is strongly aligned with the long-term interests of the Company and our stockholders. Compensation of our executive officers is designed to enable us to attract and retain talented and experienced senior executives to lead our Company successfully in a competitive environment.
The compensation of the “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) is described on pages 16-18 of this proxy statement.
We are asking stockholders to vote on the following resolution:
“RESOLVED, that the stockholders of Northwest Biotherapeutics, Inc. approve, on an advisory basis, the compensation paid to the Named Executive Officers as disclosed pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table for fiscal year 2017, and the other related tables and disclosures.”
As indicated above, the stockholder vote on this resolution will not be binding on our Company or the Board of Directors, and will not be construed as overruling or determining any decision by us or by the Board. The vote will not be construed to create or imply any change to our fiduciary duties or those of the Board, or to create or imply any additional fiduciary duties for our Company or the Board.
Vote Required
The affirmative vote of the holders of a majority of the shares of our common stock present or represented and entitled to vote at the meeting is required to approve the compensation of our Named Executive Officers, as disclosed in this proxy statement.
Recommendation
The Board of Directors unanimously recommends stockholders vote, on an advisory basis, FOR the Company’s 2017 executive compensation.

PROPOSAL NO. 3 — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
Pursuant to its charter, the Audit Committee of our Board has appointed the firm Marcum LLP (“Marcum”), to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Marcum, served as our independent registered public accounting firm for the fiscal year ended December 31, 2016. While the Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm, the Committee and the Board are requesting that the stockholders ratify this appointment. If the stockholders ratify this appointment, the Audit Committee, in its discretion, may appoint a different independent registered public accounting firm at any time if it believes that doing so would be in the best interests of our Company. If the stockholders do not ratify this appointment, the Audit Committee may reconsider, but might not change, its appointment. If the stockholders do ratify this appointment, the Audit Committee may nevertheless decide to change our accounting firm.
Representatives of Marcum are not expected to be present at the Annual Meeting of Stockholders.
Vote Required
Ratification of the appointment of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast at the meeting.
Voting by the Proxies
The proxies will vote your common stock in accordance with your instructions. If you are a stockholder of record and you return a signed and dated proxy card, unless you give specific instructions to the contrary, your common stock will be voted for the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2017.
Recommendation
The Board unanimously recommends that you vote FOR the ratification of the appointment of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table presents information regarding the beneficial ownership of our common stock as of January 9, 2018 by:
•
each person, or group of affiliated persons, who is known by us to own beneficially or more than 5% of any class of our equity securities;

•
our directors and nominees for director;

•
each of our “Named Executive Officers,” as defined in Item 402(a)(3) of Regulation S-K; and

•
our directors and executive officers as a group.

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assume the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of January 9, 2018. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and the entities named in the table have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws, if any. The table below is based upon the information supplied by our executive officers, directors and principal stockholders and from Schedules 13D and 13G filed with the Securities and Exchange Commission (the “SEC”).
Except as otherwise noted, the address of the individuals in the following table is c/o Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, MD 20814.
Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage(1)
Officers and Directors
Alton L. Boynton, Ph.D.(2)	2,280,808	*%
Marnix L. Bosch, Ph.D., M.B.A.(3)	5,444,494	1.6%
Linda F. Powers(4)	107,205,135	25.6%
Leslie J. Goldman(5)	294,661	*%
Dr. Navid Malik	10,000	*%
Jerry Jasinowski(6)	2,007,888	*%
All executive officers and directors as a group (6 persons)	35,822,576	10.4%
5% Security Holders
Cognate BioServices, Inc.(7) 4600 East Shelby Drive Suite 108, Memphis, TN	102,024,505	24.4%
Woodford Investment Management LLP(8) 9400 Garsington Road Oxford OX4 2NH, UK	24,815,028	7.5%
CF Woodford Equity Income Fund(9) 40 Dukes Place London EC3A 7NH, UK	18,316,679	5.6%

*
Less than 1%.

(1)
Percentage represents beneficial ownership percentage of common stock calculated in accordance with SEC rules and does not equate to voting percentages. Based upon 328,857,140 shares of common stock issued and outstanding as of January 3, 2017. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares of common stock beneficially owned and the percentage of ownership of such person, we deemed to be outstanding all shares of common stock and preferred stock subject to options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the filing date of this proxy statement. However, we did not deem such shares outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Consists of  (i) 12,189 shares held by Dr. Boynton and (ii) 2,268,619 shares of common stock underlying options that are currently exercisable.

(3)
Consists of  (i) 9,802 shares held by Dr. Bosch and (ii) 5,434,692 shares of common stock underlying options that are currently exercisable.

(4)
Consists of  (i) 1,572,200 shares of common stock held by Ms. Powers; (ii) 804,145 shares of common stock held by Toucan Capital Fund III, L.P.; (iii) 2,211,784 shares of common stock held by Toucan Partners, LLC; (iv) 13,684,294 shares of common stock held by Cognate BioServices, Inc.; (v) 13,684,294 shares of common stock underlying warrants held by Cognate BioServices, Inc.; (vi) 2,941,176 shares of Series A Preferred Stock held by Cognate BioServices, Inc. and (vii) 5,200,865 shares of Series B Preferred Stock held by Cognate BioServices, Inc. Ms. Powers has voting and dispositive power over the securities owned by the Toucan entities and Cognate BioServices, Inc. Ms. Powers’ beneficial ownership excludes an aggregate of 81,420,410 warrants held by Cognate BioServices, Inc., subject to certain beneficial ownership limitations.

(5)
Consists of  (i) 172,742 shares held by Mr. Goldman, (ii) 28,384 shares of common stock underlying currently exercisable warrants, and (iii) 93,535 shares of common stock underlying currently exercisable options.

(6)
Consists of  (i) 1,365,031 shares held by Mr. Jasinowski and (ii) 642,857 shares of common stock underlying currently exercisable warrants.

(7)
Consists of  (i) 13,684,294 shares of common stock and (ii) 6,919,801 shares of common stock underlying currently exercisable warrants. Linda Powers holds the voting and dispositive power over the shares held by Cognate BioServices, Inc. Cognate’s beneficial ownership excludes an aggregate of 81,420,410 warrants owned by Cognate, subject to certain beneficial ownership limitations.

Cognate and the Company have entered into a voting agreement pursuant to which Cognate has agreed to vote its shares of common stock and preferred stock owned during the term of such voting agreement, in accordance with the recommendations of the Company’s Board with respect to any amendment of the Company’s certificate of incorporation as the Board may deem necessary or appropriate to increase the Company’s authorized common stock or preferred stock.
(8)
Upon information and belief, Neil Woodford holds the voting and dispositive power over the shares held by Woodford Investment Management LLP.

(9)
CF Woodford Equity Income Fund beneficially owns 18,316,679 shares of common stock.

CORPORATE GOVERNANCE MATTERS
Board Leadership Structure
The Board believes that Ms. Powers’ service as both Chairperson of the Board and Chief Executive Officer is in the Company’s best interest and our stockholders’ best interests. Ms. Powers possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us, and is thus, we believe, best positioned to develop Company strategies, business plans and priorities, and corresponding Board agendas that ensure that the Board’s time and attention are focused on the most critical matters. The Company has multiple major programs under way, with operations and infrastructure on two continents, which require heightened efficiency and involvement between the Board and management. Ms. Powers’ combined role enables decisive leadership, and, we believe, facilitates this efficiency and involvement. Our Board appointed lead independent director is Mr. Jerry Jasinowski.
Board of Directors’ Role in Risk Oversight
The Board plays an active role in risk oversight of our Company. The Board does not have a formal risk management committee, but administers this oversight function through various standing committees of the Board of Directors. The Audit Committee maintains responsibility for oversight of financial reporting-related risks, including those related to our accounting, auditing and financial reporting practices. The Audit Committee also reviews reports and considers any material allegations regarding potential violations of our Company’s Code of Conduct. The Compensation Committee oversees risks arising from our compensation policies and programs. This Committee has responsibility for evaluating and approving our executive compensation and benefit plans, policies and programs.
Director Independence
Our Board of Directors has undertaken a review of the independence of our directors and has determined that a majority of the Board consists of members who are currently “independent” as that term is defined within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules. The Board of Directors has determined that each of Messrs. Malik, Jasinowski, and Ambassador Black to be independent.
Audit Committee
The Audit Committee has responsibility for recommending the appointment of our independent accountants, supervising our finance function (which includes, among other matters, our investment activities), reviewing our internal accounting control policies and procedures, and providing the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require the attention of the Board. The Audit Committee discusses the financial statements with management, approves filings made with the SEC, and maintains the necessary discussions with the Company’s independent accountants. The Audit Committee acts under a written charter.
The Audit Committee currently consists of Messrs. Malik and Jasinowski. Our Board of Directors has determined that Jerry Jasinowski, the Chairman of the Audit Committee, qualifies as an “audit committee financial expert” as defined by the SEC. Our Board has undertaken a review of the independence of our directors and has determined that Messrs. Malik and Jasinowski are independent within the meaning of Section 5605(a)(2) of the NASDAQ Marketplace Rules as well as pursuant to the additional test for independence for audit committee members imposed by SEC regulation and Section 5605(c)(2)(A) of the NASDAQ Marketplace Rules. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Exchange Act.
Compensation Committee
The Compensation Committee is responsible for determining the overall compensation levels of our executive officers and administering our equity compensation plans. Ms. Powers, our Chairperson, President and Chief Executive Officer, participated in discussions regarding salaries and incentive compensation for all of our executive officers, except that she was and is excluded from discussions regarding her own salary and incentive compensation. The Board has adopted a written charter for the Compensation Committee, and its current members are Messrs. Malik and Jasinowski. The Compensation Committee does not delegate its authority pursuant to its written charter. Our Board of Directors has determined that all of the members of the Compensation Committee are “independent” under the current listing standards of NASDAQ.
Nominations Committee
The Nominations Committee is responsible for assisting the Board of Directors in, among other things, effecting Board organization, membership and function, including: identifying qualified Board nominees; and effecting the organization, membership and function of Board committees, including composition and recommendation of qualified candidates and reviewing the Company’s Corporate Governance Guidelines. The Nominations Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. Potential nominees are identified by the Board of Directors based on the criteria, skills and qualifications that have been recognized by the Nominations Committee. While our nomination policy does not prescribe specific diversity standards, the Nominations Committee and its independent members seek to identify nominees who have a variety of perspectives, professional experience, education, difference in viewpoints and skills, and personal qualities that will result in a well-rounded Board of Directors. The Nominations Committee operates under a written charter. Given the size and ownership of the Company, the committee has a policy for consideration of director candidates recommended by shareholders.
The Nominations Committee currently consists of Messrs. Malik and Jasinowski. The Board of Directors has determined that all of the members of the Nominations Committee are “independent” under the current listing standards of NASDAQ. The Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Nominations Committee.
Special Committee
As previously reported, the Company appointed a Special Committee, and the Special Committee has undertaken an inquiry into the allegations of various lawsuits filed against the Company, and an anonymous internet report raising criticisms of the Company and its Board and management, including with respect to the reasonableness of the transactions with Cognate. The Committee has retained experts to help analyze some of these issues. Currently, the Special Committee is composed of independent Directors Mr. Jerry Jasinowski and Ambassador J. Cofer Black.
Information Regarding Meetings of the Board and Committees
The business of our Company is under the general oversight of our Board, as provided by the laws of Delaware and our bylaws. During the fiscal year ended December 31, 2016, the Board held at least eighteen meetings and also conducted business by written consent, the Audit Committee held at least four meetings, the Compensation Committee held at least one meeting and the Nominations Committee held at least three meetings. Each person who was a director during 2016 attended at least 75% of the Board meetings and the meetings of the committee on which he or she served. We do not have a formal written policy with respect to Board members’ attendance at our annual meeting of stockholders. Five of our directors attended the 2016 Annual Meeting.
Code of Conduct
We have an established Code of Conduct applicable to all Board members, executive officers and employees. We are in the process of updating our Code of Conduct, and will be posting the updated policy on our website at www.nwbio.com.
Nomination of Directors
The Nominations Committee is responsible for annually reviewing with the Board the requisite skills and criteria for prospective directors and the structure, size and composition of the Board as a whole. Although there are no set criteria considered by the Nominations Committee in evaluating potential director nominees, the committee does consider the skills and expertise that need to be represented on the Board, succession planning and the time commitments required of directors.

For a stockholder to submit a candidate for the consideration of the Nominations Committee, the stockholder must timely notify our corporate secretary at the address set forth under “Communication with the Board of Directors” below. To make such a nomination in advance of the next year’s Annual Meeting, a stockholder must provide written notification to our secretary not less than 120 days nor more than 150 days in advance of the first anniversary of the date on which the proxy statement in connection with the previous year’s Annual Meeting was first mailed. However, if we do not hold an annual meeting or the date of such annual meeting has been changed by more than 30 days from the date first contemplated by the previous year’s proxy statement, we must receive the stockholder’s notice at least 80 days prior to the date on which we distribute the proxy statement with respect to the upcoming meeting.
The notice must include the information specified in our bylaws, including the following: (a) as to each proposed nominee (i) such person’s exact name, (ii) such person’s age, principal occupation, business address and telephone number, and residence address and telephone number, (iii) the number of shares (if any) of each class of our capital stock owned directly or indirectly by each such nominee, and (iv) any other information concerning the nominee that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, or the Exchange Act, (including such person’s notarized written acceptance of such nomination, consent to being named in the proxy statement as a nominee and statement of intention to serve as a director if elected); and (b) as to the stockholder giving the notice (i) the name and address, as they appear in our records, of such stockholder; (ii) such stockholder’s principal occupation, business address and telephone number, and residence address and telephone number, (iii) the class and number of our shares which are held of record or beneficially owned by such stockholder; and (iv) the dates upon which such stockholder acquired such shares of stock and documentary support for any claims of beneficial ownership. In addition, notices must include a description of all arrangements or understandings between the stockholder giving the notice and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nomination are to be made by such stockholder.
Communication with the Board of Directors
We have established a procedure by which our stockholders may communicate directly with our Board. All communications should be in written form and directed to our corporate secretary at the following address: Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary, phone: (240) 497-9024.

EXECUTIVE OFFICERS
The following table sets forth information regarding the Company’s current executive officers.
Name	Age	Position
Linda F. Powers	62	Class III Director, Chairperson, President and Chief Executive Officer
Alton L. Boynton, Ph.D.	73	Class I Director, Chief Scientific Officer
Leslie J. Goldman	72	Senior Vice President, Business Development
Marnix L. Bosch, Ph.D.	59	Chief Technical Officer
Linda F. Powers. Please see “Director Biographies” above.
Alton L. Boynton, Ph.D. Please see “Director Biographies” above.
Leslie J. Goldman joined us in June 2011, and serves as Senior Vice President. In this capacity, Mr. Goldman has responsibility for legal matters, investor relations and financing activities. Prior to joining us, Mr. Goldman was a partner at the law firm of Skadden, Arps for over 30 years, specializing in a wide array of advanced technologies and their commercialization. Mr. Goldman also serves as an advisor to a number of other technology companies. In addition, for eight years, Mr. Goldman served as Chairman of the Board of a group of TV stations in four mid-size cities across the country. Mr. Goldman received a B.A. from the University of Michigan in 1967 and a J.D. from the University of Michigan in 1970.
Marnix L. Bosch, Ph.D. joined us in 2000, and serves as our Chief Technical Officer. In this capacity, Dr. Bosch plays a key role in the preparation and submission of our regulatory applications, as well as ongoing development of our product lines, and ongoing development and/or acquisition of new technologies. Dr. Bosch led the process of designing the protocols, and managed the successful preparation and submission of our Investigational New Drug (IND) applications for FDA approval to conduct clinical trials for prostate cancer, brain cancer, ovarian cancer and multiple other cancers. He also led the processes for other regulatory submissions in both the U.S. and abroad (including the successful applications for orphan drug status in both the U.S. and Europe for DCVax-L for brain cancer). He spearheaded the development of our manufacturing and quality control processes, and is working with Cognate BioServices, Inc. on next-generation further development of these processes. Prior to joining us in 2000, Dr. Bosch worked at the Dutch National Institutes of Health (RIVM) as head of the Department of Molecular Biology, as well as in academia as a professor of Pathobiology. He has authored more than 40 peer-reviewed research publications in immunology and virology, and is an inventor of several patent applications on dendritic cell product manufacturing.

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table sets forth certain information concerning compensation paid or accrued to our executive officers, referred to as our Named Executive Officers, during the years ended December 31, 2017, 2016 and 2015.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Total ($)
Linda F. Powers Chairperson, President & Chief Executive Officer	2017	$502,000	$—	$—	$502,000
	2016	$502,000	$—	$—	$502,000
	2015	$500,000	$—	$—	$500,000
Alton L. Boynton, Ph.D. Chief Scientific Officer and Secretary	2017	$325,000	$—	$216,228	$541,228
	2016	$325,000	$—	$—	$325,000
	2015	$325,000	$—	$—	$325,000
Leslie J. Goldman Senior Vice President, Business Development	2017	$375,000	$—	$—	$375,000
	2016	$375,000	$—	$—	$375,000
	2015	$375,000	$—	$—	$375,000
Marnix L. Bosch, Ph.D. Chief Technical Officer	2017	$375,000	$—	$504,532	$879,532
	2016	$375,000	$—	$—	$375,000
	2015	$375,000	$—	$—	$375,000
Other
Susan Goldman*	2017	$120,000	$—	$—	$120,000
	2016	$118,000	$—	$—	$118,000

*
Susan Goldman is the wife of Leslie J. Goldman. She is a former nurse who serves as Director of Patient Affairs, handling compassionate use cases. Mrs. Goldman was paid $120,000 and $118,000 for the years ended December 31, 2017 and 2016, respectively, for services performed, respectively.

Outstanding Equity Awards at Fiscal Year-End
The following table shows outstanding stock option awards classified as exercisable and un-exercisable as of December 31, 2017:
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Linda F. Powers Chief Executive Officer and President	592,500(1)	296,250	—	10.56	6/21/2018	—	—	—	—
Alton Boynton Chief Scientific Officer and Secretary	2,268,619(2)	1,134,316	—	0.25	6/13/2022	—	—	—	—
Leslie J. Goldman Senior Vice President, Business Development	93,535(3)	46,875	—	10.56	6/21/2018	—	—	—	—
Marnix L. Bosch Chief Technical Officer	5,293,451(4)	2,646,731	—	0.25	6/13/2022	—	—	—	—

(1)
In conjunction with the employment agreement entered into between us and Ms. Powers on June 8, 2011, and in recognition of Ms. Powers’ service to our Company while serving as Chair during the preceding four years, we granted Ms. Powers an option to purchase 870,637 shares of our stock with an exercise price of  $10.56 per share. One-third of the options vested on the grant date, and upon vesting became subject to a lock-up which extended to the earlier of 18 months or our reaching the primary endpoint of our Glioblastoma Multiforme (“GBM”) brain cancer clinical trial. One-third of the options vested in equal monthly portions over the term of the employment agreement. The remaining one-third will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

(2)
On June 13, 2017, the Company granted options to acquire shares of the Company’s common stock to Dr. Alton Boynton, the Chief Scientific Officer of the Company. The options were granted pursuant to the Second Amended and Restated Northwest Biotherapeutics, Inc. 2007 Stock Plan (the “2007 Stock Option Plan”). The 2007 Stock Option Plan provided for awards of various types of equity securities (including common stock, restricted stock units, options and/or other derivative securities) to employees and directors of the Company. On June 13, 2017, Dr. Boynton received options exercisable for approximately 3.4 million shares of common stock. The options are exercisable at a price of  $0.25 per share, and have a 5-year exercise period. The options granted to Dr. Boynton are subject to vesting requirements. 50% of the options vested on the grant date, and 50% will vest over a 24-month period in equal monthly installments, provided that the recipient continues to be employed by the Company.

(3)
In conjunction with the employment agreement entered into between us and Mr. Goldman on June 8, 2011, we issued Mr. Goldman an option to purchase 137,750 shares of our stock with an exercise price of  $10.56 per share. One-third of the options vested on the grant date, and upon vesting became subject to a lock-up which extended to the earlier of 18 months or our reaching the primary endpoint of our GBM brain cancer clinical trial. One-third vested in equal monthly portions over the term of the employment agreement. The remaining one-third will vest in portions tied to material milestones in multiple programs, if and to the extent those milestones are achieved, or may vest in the Board’s discretion.

(4)
On June 13, 2017, the Company granted options to acquire shares of the Company’s common stock to Dr. Bosch. The options were granted pursuant to the 2007 Stock Option Plan. The 2007 Stock Option Plan provided for awards of various types of equity securities (including common stock, restricted stock units, options and/or other derivative securities) to employees and directors of the Company. On June 13, 2017, Dr. Bosch received options exercisable for approximately 7.9 million shares of common stock. The options are exercisable at a price of  $0.25 per share, and have a 5-year exercise period. The options granted to Dr. Bosch are subject to vesting requirements. 50% of the options vested on the grant date, and 50% will vest over a 24-month period in equal monthly installments, provided that the recipient continues to be employed by the Company.

Employment Agreements
The Company entered into employment agreements with its Named Executive Officers in 2011. Those agreements have expired and the Company intends to enter into new employment agreements with its executives.
DIRECTOR COMPENSATION
The following table sets forth certain information concerning compensation paid or accrued to our non-executive directors during the year ended December 31, 2017.
Name	Year	Fees Earned or Paid in Cash ($)	All Other Compensation ($)	Total ($)
Dr. Navid Malik	2017	$150,000	$—	$150,000
Jerry Jasinowski	2017	$150,000	$—	$150,000
J. Cofer Black	2017	$150,000	$—	$150,000

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Cognate BioServices, Inc.
The Company and Cognate BioServices, Inc., an affiliate of the Company (collectively, “Cognate”), entered into a DCVax-L Manufacturing Services Agreement, a DCVax-Direct Manufacturing Services Agreement, an Ancillary Services Agreement and a Manufacturing Expansion Agreement, each effective as of January 17, 2014, and those agreements followed and superseded Manufacturing Services Agreements in 2011 and 2007. The Company’s agreements with Cognate, and payments and stock issuances to Cognate, as well as vesting, lock-up and other restrictions on the shares, accounts payable to Cognate, and loans made by Cognate to the Company, are described in Note 9 of the financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.
Related-Party Transaction Approval Policy
Under SEC rules, related-party transactions are those transactions to which we are or may be a party in which the amount involved exceeds the lesser of  $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors or executive officers or any other related person had or will have a direct or indirect material interest, excluding, among other things, compensation arrangements with respect to employment or board membership. Any transactions with any person who is, or at any time since the beginning of the Company’s fiscal year was, a director or executive officer or a nominee to become a director of the Company, any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities, any immediate family member or person sharing the household of any of the foregoing persons, any firm, corporation or other entity in which any of the foregoing persons is a partner or principal, is subject to approval or ratification in accordance with the procedures of the Company’s Related-Party Transaction Policy.
Conflicts Committee
With respect to reviewing and approving related-party transactions, the Conflicts Committee of the Board reviews and approves all related-party transactions in advance of entry into such transactions for potential conflicts of interests and other improprieties, reasonableness, and that such transactions be disclosed in accordance with applicable legal and regulatory requirements. The Conflicts Committee’s one-time review and approval of any series of similar related-party transactions (such as a series of transactions governed by a single contract) suffices to satisfy this policy with respect to each and every transaction in the series.
The Conflicts Committee considers all of the material relevant facts and circumstances available to the Conflicts Committee, including, but not limited to, the purpose of and potential benefits of the transaction to the Company and its subsidiaries, the nature and extent of the related-party’s interest in the transaction, the impact on a director’s independence and his or her judgment to act in the best interests of the Company and its stockholders in the event the related-party is a director or immediate family member of a director, whether the transaction is ordinary course, and any other information that is reasonably believed to be material to investors in light of the circumstances of the particular transaction. As set forth in its charter, the Conflicts Committee may, in its sole discretion and at the expense of the Company, engage independent legal, accounting or other advisors to review certain related-party transactions.
The Conflicts Committee currently consists of Messrs. Jasinowski and Black. The Conflicts Committee must include at least one “audit committee financial expert” as defined by the Securities and Exchange Commission. Our Board of Directors has determined that all of the members of the Compensation Committee are “independent” under the current listing standards of NASDAQ.
Audit Committee Report
As part of its specific duties, the Audit Committee reviews our Company’s financial reporting process on behalf of the Board; reviews the financial information issued to stockholders and others, including a discussion of the quality, acceptability and clarity of the information, and monitors our systems of internal control and the audit process. Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, and disclosure controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management also is responsible for objectively reviewing and evaluating the adequacy, effectiveness, and quality of our own system of internal control. Our independent registered public accounting firm is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.
The Audit Committee has reviewed and discussed with management our audited financial statements for the fiscal year ended December 31, 2016. The Audit Committee has discussed with Marcum LLP, our Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board, or PCAOB, in Rule 3200T. The Audit Committee has received the written disclosures and letter from Marcum LLP, our independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the provision of services other than the audit of our financial statements were compatible with maintaining Marcum LLP’s independence.
Based on the review and discussions referred to in the foregoing paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 for filing with the SEC.
THE AUDIT COMMITTEE
Jerry Jasinowski
Dr. Navid Malik

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Fees Paid to Marcum LLP
Marcum LLP was engaged in 2017 and served as our independent public accounting firm for the fiscal years ended December 31, 2014, 2015 and 2016.
Audit Fees
The aggregate fees billed and unbilled for the fiscal years ended December 31, 2016 and 2015 for professional services rendered by Marcum for the audit of our annual financial statements, the review of our financial statements included in our quarterly reports on Form 10-Q and consultations and consents were approximately $725,000 and $538,000, respectively.
Audit-Related Fees
There were no fees billed in the fiscal years ended December 31, 2016 and 2015 for assurance and related services rendered by Marcum related to the performance of the audit or review of our financial statements.
Tax and Other Fees
There were no fees billed in the fiscal years ended December 31, 2016 and 2015 for professional services rendered by Marcum for tax related services or other fees.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee pre-approved all of the services provided by our principal accountants during the fiscal years ended December 31, 2016 and 2015.

OTHER MATTERS
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our stock, or “Reporting Persons,” to file with the SEC initial reports of ownership and changes in ownership of our stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received, we believe that during our fiscal year ended December 31, 2016 all Reporting Persons timely complied with all applicable filing requirements.
Employee Equity Compensation
Following discussions with investors, on November 19, 2017 the Company’s Board of Directors approved a new plan for equity awards of fifteen percent of the authorized shares at present, to take account of employee and director performance over the last approximately 6 years and anticipated performance over the next approximately 2 years. The awards are subject to various vesting provisions, forfeiture and acceleration provisions tied to milestones over the next 2 years. The Company is now undertaking the steps for implementation.
Stockholder Proposals for the 2018 Annual Meeting of Stockholders
We have not yet determined when we will hold the 2018 Annual Meeting of Stockholders, but we anticipate issuing a press release announcing such date when it is determined. Proposals of stockholders intended to be presented at the 2018 Annual Meeting pursuant to Rule 14a-8 under the Exchange Act must be received by us no later than the close of business on September 13, 2018 in order that they may be included in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to Northwest Biotherapeutics, Inc., 4800 Montgomery Lane, Suite 800, Bethesda, Maryland 20814, Attention: Secretary.
In addition, our bylaws require that we be given advance notice of stockholder nominations for election to our Board and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8). Our secretary must receive such notice not less than 120 days nor more than 150 days prior to the first anniversary of the date on which this proxy statement was first mailed to our stockholders. If the date on which the 2018 Annual Meeting will be held is changed by more than 30 calendar days from the date of the 2017 Annual Meeting, we must receive the notice at least 80 days prior to the date on which we intend to distribute the corresponding proxy statement.
The notice for any stockholder proposal must contain certain information set forth in our bylaws. In addition, stockholder proposals made under Rule 14a-8 under the Exchange Act are required to contain certain information. Therefore, we strongly encourage stockholders interested in submitting a proposal to contact legal counsel with regard to the detailed requirements of applicable securities laws. Copies of our bylaws can be obtained without charge from our corporate secretary.
Submitting a stockholder proposal does not guarantee that we will include it in our proxy statement.
THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

By Order of the Board of Directors,
/s/ Linda F. Powers
Chairperson of the Board of Directors
January 9, 2018

Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. XNorthwest Biotherapeutics, Inc.02QHZF1 U P X +Annual Meeting Proxy Card.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowPlease sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please givefull title.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.+Change of Address — Please print your new address below. Comments — Please print your comments below.B Non-Voting ItemsMeeting AttendanceMark the box to the rightif you plan to attend theAnnual Meeting.IMPORTANT ANNUAL MEETING INFORMATIONA Proposals — The Board of Directors recommends a vote FOR the nominee listed in Proposal 1 and FOR Proposals 2 and 3.4. To act upon such other matters as may properly come beforethe meeting or any adjournment thereof.01 - Jerry Jasinowski1. Election of Class II Director: For WithholdFor Against Abstain2. Approval, on an advisory basis of NorthwestBiotherapeutics, Inc.'s 2017 executive compensation.For Against Abstain3. Ratification of the appointment of Marcum LLP as ourregistered public accounting firm for the fiscal year endedDecember 31, 2017.qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qElectronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the votingmethods outlined below to vote your proxy.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by1:00 a.m., Central Time, Sunday, January 21, 2018.Vote by Internet• Go to www.investorvote.com/NWBO• Or scan the QR code with your smartphone• Follow the steps outlined on the secure websiteVote by telephone• Call toll free 1-800-652-VOTE (8683) within the USA, US territories &Canada on a touch tone telephone• Follow the instructions provided by the recorded message

.Notice of 2017 Annual Meeting of ShareholdersSunday, January 21, 2018 at 1:30 p.m. (local time) at the law firm of Gibson, Dunn and Crutcher LLP,1050 Connecticut Avenue, NW, 2nd floor, Washington, DC 20036Proxy Solicited by Board of Directors for Annual MeetingLinda Powers and Leslie Goldman, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of theundersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of NorthwestBiotherapeutics, Inc. to be held on Sunday, January 21, 2018, or at any postponement or adjournment thereof.Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR theClass II Director nominee listed, FOR approval on an advisory basis of the 2017 executive compensation, and FOR the ratification of the appointmentof Marcum LLP as the Corporation’s registered public accounting firm.In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.(Items to be voted appear on reverse side.)Proxy — Northwest Biotherapeutics, Inc.qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.